Supplement to the
Strategic Advisers® Fidelity® Emerging Markets Fund
July 30, 2025
Summary Prospectus

Antonio Martinez no longer serves as Co-Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Wilfred Chilangwa (Lead Portfolio Manager) has managed the fund since 2018.
Sean McCarthy (Co-Portfolio Manager) has managed the fund since 2026.
STE-SUSTK-0426-102 1.9912420.102	April 1, 2026